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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                       ______________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934
                       ______________________________

       Date of report (Date of earliest event reported): July 27, 2005

                          WESTFIELD FINANCIAL, INC.
           (Exact name of registrant as specified in its charter)

                                Massachusetts
               (State or other jurisdiction of incorporation)

                                  001-16767
                          (Commission File Number)

                                 73-1627673
                      (IRS Employer Identification No.)

               141 Elm Street, Westfield, Massachusetts 01085
             (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code:  (413) 568-1911

                               Not Applicable
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02   Results of Operations and Financial Condition

            On July 27, 2005, Westfield Financial, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended June 30, 2005. A copy of the press release is attached as Exhibit No. 99.1.

Item 9.01   Financial Statements and Exhibits

(c)         The following exhibit is furnished with this Report:

            Exhibit No.    Description
            -----------    -----------

            99.1           Press release issued by the Company on
                           July 27, 2005


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WESTFIELD FINANCIAL, INC.


                                       By:    /s/ Michael J. Janosco, Jr.
                                              -----------------------------
                                       Name:  Michael J. Janosco, Jr.
                                       Title: Chief Financial Officer and
                                              Treasurer

Date: July 28, 2005

                                EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

   99.1        Press Release dated July 27, 2005.


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